UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

API NANOTRONICS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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API NANOTRONICS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 19, 2007

To the Stockholders of

API Nanotronics Corp.

The annual meeting of the stockholders of API Nanotronics Corp. (the “Company”) will be held at the offices of WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on October 19, 2007 at 10:30 a.m., local time, for the following purposes:

1.	To elect the members of the board of directors;

2.	To approve the Company’s 2006 Equity Incentive Plan;

3.	To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200 million to 1 billion;

4.	To ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm for the 2008 fiscal year ending May 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on September 4, 2007, are entitled to notice of and to vote at the annual meeting.

Your attention is directed to the accompanying Proxy Statement and proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

By Order of the Board of Directors

/s/ PHILLIP DEZWIREK
Phillip DeZwirek Chairman and Chief Executive Officer

September     , 2007

API NANOTRONICS CORP.

September    , 2007

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 19, 2007

The enclosed proxy is solicited by the Board of Directors of API Nanotronics Corp., a Delaware corporation (the “Company”), to be voted at the annual meeting of stockholders to be held at 10:30 a.m. local time at WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on October 19, 2007, or any postponement or adjournment thereof (“Annual Meeting”). The mailing address of the principal office of the Company is 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3. These proxy solicitation materials and the Company’s Annual Report for the year ended May 31, 2007 on Form 10-KSB, including financial statements, were first mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about September    , 2007.

Who Can Vote?

You may vote if you owned shares of the Company’s common stock or Exchangeable Shares of API Nanotronics Sub, Inc. at the close of business on September 4, 2007, the record date for our 2007 Annual Meeting. As of September 4, 2007, we had 64,994,772 outstanding shares of the Company’s common stock and 7,015,550 outstanding Exchangeable Shares. We had no class or series of voting stock outstanding other than the common stock and Exchangeable Shares. Each share of our common stock and each Exchangeable Share outstanding on the record date will be entitled to cast one vote. In this proxy statement, we use the term “stockholders” to mean, collectively, holders of our common stock and holders of Exchangeable Shares.

•	API Nanotronics Corp. Stockholders: You are entitled to one vote for each share you owned on the record date for each director to be elected and on each other matter presented at the meeting.

•

API Nanotronics Sub, Inc. Exchangeable Stockholders: You are entitled to one vote for each Exchangeable Share you owned on the record date for each director to be elected and on each other matter presented at the meeting. You may vote by instructing the trustee of the Exchangeable Shares, Equity Transfer and Trust Company (the “Trustee”), how to vote your shares. The Trustee will only vote pursuant to your instructions and will not vote any shares for which it has not received instructions. You may also instruct the Trustee to give a proxy to a person named by you, or to our management. Such a proxy can be used to allow you or a person named by you to appear and vote at the meeting.

What are “Exchangeable Shares”?

Exchangeable Shares are designed to have the same economic rights as common stock, and are exchangeable on a one-for-one basis into common stock. However, Exchangeable Shares are issued by API Nanotronics Sub, Inc. and not the Company.

What am I voting on?

•

You are voting to elect six directors. Each director, if elected, will serve a term of one year and until his successor has been elected and has qualified. Our board of directors recommends a vote “FOR” the election of each of the director nominees named in this proxy statement.

•

You are also voting to approve the API Nanotronics Corp. 2006 Equity Incentive Plan. If approved, among other things, the Plan would authorize the issuance of up to 15,000,000 shares or stock options under the plan, some of which have already been issued. Our board of directors recommends a vote “FOR” approval of the Plan.

•

In addition, you are voting to ratify the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm. Our board of directors recommends a vote “FOR” the ratification of WithumSmith+Brown, P.C.’s appointment as our independent registered public accounting firm.

•	In addition, you may vote on other business, if it properly comes before the meeting, or any adjournment(s) of the meeting.

How do I vote?

•

By written proxy: You can vote by written proxy. If you sign and return the enclosed proxy card, the shares represented by the proxy will be voted in accordance with the terms of the proxy, unless you subsequently revoke your proxy. You can return your proxy card in the enclosed envelope, which requires no postage if mailed in the U.S.

•

In person: If you are a record stockholder, you can vote in person at the meeting. Being a record stockholder means that your shares are registered in your name, as opposed to the name of your broker or bank. If you are beneficial holder but not a record stockholder, you can vote in person by obtaining a proxy from the record holder. If you are a holder of Exchangeable Shares, you or your designee can vote in person by obtaining a proxy from the Trustee of the Exchangeable Shares.

What vote is required to elect directors?

Directors are elected by a plurality vote. That means that the six nominees who receive the most votes are elected. A majority vote is not required.

Unless indicated otherwise by your proxy, the shares will be voted for the six nominees named in this proxy statement. Instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

What vote is required (1) to approve the API Nanotronics Corp. 2006 Equity Incentive Plan, (2) to amend our certificate of incorporation and (3) to ratify the appointment of our independent registered public accounting firm?

The affirmative vote of a majority of the shares entitled to vote and present in person or by proxy is required to approve the 2006 Equity Incentive Plan and to ratify the appointment of our independent registered public accountants.

The affirmative vote of a majority of the outstanding stock entitled to vote is required to approve the proposed amendment to our certificate of amendment.

For each of these proposals, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposals to approve the API Nanotronics Corp. 2006 Equity Incentive Plan or the amendment to our certificate of incorporation, but may vote their clients’ shares on the election of directors and ratifying WithumSmith+Brown, P.C. as our independent registered public accounting firm.

Can I revoke my proxy?

Yes. You can revoke your proxy by:

•	giving written notice to our corporate Secretary prior to the actual vote at the meeting,

•	delivering a later-dated proxy card prior to or at the meeting, or

•	voting in person at the meeting.

If you hold shares through a bank or brokerage firm, you must contact the firm to revoke any prior voting instructions. If you hold Exchangeable Shares directly, you must contact the Trustee to revoke any prior voting instructions. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon.

What is the record date and what does it mean?

The record date for the 2007 annual meeting of stockholders is September 4, 2007. The record date is set by our board of directors, as required by Delaware law. Record stockholders at the close of business on the record date are entitled to:

•	receive notice of the meeting, and

•	vote at the meeting and at any adjournment(s) of the meeting.

What if I do not specify my vote when I return my proxy?

You should specify your choice for each matter on the enclosed proxy card.

•	API Nanotronics Corp. Stockholders: If no specific instructions are given, proxies that are signed and returned will be voted:

•	“FOR” the election of all director nominees named in this proxy statement,

•	“FOR” approval of the API Nanotronics Corp. 2006 Equity Incentive Plan,

•	“FOR” approval of the amendment to our certificate of incorporation, and

•	“FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as our independent registered public accounting firm, as recommended by our board of directors.

•	API Nanotronics Sub, Inc. Exchangeable Shareholders: If you do not provide specific instructions regarding a matter, your Exchangeable Shares will not be voted with respect to that matter.

How are designations to “withhold authority” and broker non-votes counted?

If you designate on the proxy that you are “withholding authority” to vote for a director nominee or nominees, your shares will be counted as present solely for the purpose of determining the presence of a quorum for transacting business at the meeting.

Broker “non-votes” will not be counted as present for the purpose of determining the presence of a quorum unless these shares are voted on another matter presented at the meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee:

•	has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote, and

•	does not have the discretionary voting power on the matter.

As discussed above, a plurality of the votes cast is required for the election of directors, which means that the nominees with the six highest vote totals will be elected as directors. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will only have the effect of lowering the vote totals of the individual directors for whom authority is withheld.

With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the annual meeting as to such matter(s) not voted on and therefore will have no effect.

What is a quorum?

In order for business to be conducted, a quorum must be represented at the Annual Meeting. Shares entitled to vote one-third of the votes of the outstanding shares must be represented, in person or by proxy, at the meeting to constitute a quorum for purposes of conducting business at the meeting. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” will be considered present at the meeting for purposes of determining a quorum.

HISTORY OF THE COMPANY

On November 6, 2006, in a business combination that occurred under Ontario law, we combined with API Electronics Group Corp., an Ontario corporation (“API”), and API became our wholly-owned indirect subsidiary (the “Business Combination”). This Business Combination was accomplished by our forming an Ontario subsidiary, RVI Sub, Inc. and now known as API Nanotronics Sub, Inc., which we refer to as Nanotronics Sub. API became a wholly-owned subsidiary of Nanotronics Sub pursuant to a Plan of Arrangement approved by the Ontario Superior Court of Justice. The holders of common shares of API were given the right to receive either ten shares of our common stock, or if the shareholder elected and was a Canadian taxpayer, ten shares of Exchangeable Shares of Nanotronics Sub. Each Exchangeable Share of Nanotronics Sub is exchangeable at the option of the holder into one share of our common stock at any time during a ten-year period commencing November 6, 2006.

As a result of the Business Combination, our management and the management of Nanotronics Sub became the same as the management of API. In connection with the consummation of the Plan of Arrangement, Guy Peckham, the sole officer of Rubincon Ventures Inc. (“Rubincon”), as we were then known, and one of our two directors, resigned as an officer and director of Rubincon, and Phillip DeZwirek, Jason DeZwirek and Thomas W. Mills, API’s then board of directors, joined the board of directors with Donald Wright, the other member of Rubincon’s board of directors. As new officers, Phillip DeZwirek became our Chairman, Chief Executive Officer and Treasurer; Thomas W. Mills became our President; Jason DeZwirek became our Secretary; and Claudio Mannarino became our Chief Financial Officer and a Vice President. Also, as part of the Business Combination we changed our name to “API Nanotronics Corp.” See “Beneficial Ownership of Shares”, which lists the number and percentage of shares owned by management.

For accounting purposes the acquisition of API by us was considered a reverse acquisition, an acquisition transaction where the acquired company, API, is considered the acquirer for accounting purposes, notwithstanding the form of the transaction. The primary reason the transaction was treated as a recapitalization by API rather than a purchase of API by Rubincon was because we were then a shell company.

In conjunction with this reverse acquisition, we changed our year-end from January 31 to May 31, the fiscal year-end of API. Our assets, liabilities and equity continue to be that of the operating company in the Business Combination, API, as adjusted for the cash, other assets and liabilities of Rubincon. No additional goodwill or intangible assets were recognized on completion of the transaction. The capital structure, including the number and type of shares issued, appearing in the consolidated balance sheet in the Form 10-KSB accompanying this proxy statement reflects that of the legal parent, Rubincon, now known as API Nanotronics Corp., including the shares issued to effect the reverse acquisition for the period after the consummation of the Plan of Arrangement and the capital structure of API modified by the 10 for 1 exchange ratio in the Plan of Arrangement for the period prior to the consummation of the Plan of Arrangement.

PROPOSAL I

ELECTION OF DIRECTORS

Directors and Nominees

The names of, and certain information with respect to, the nominees of the Board of Directors for election as directors, to serve until the year 2008 annual meeting of stockholders and until their successors are elected and qualify, are set forth below. All nominees are currently directors of the Company. If, for any reason, any nominee should become unable or unwilling to serve as a director, the persons named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors.

Each of Arthur Cape, Jonathan Pollack and Donald A. Wright qualify as “independent” in accordance with the published listing requirements of the American Stock Exchange (“AMEX”). The AMEX independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The following table shows information as of September 4, 2007 with respect to each person who is a director.

Name	Age	Position
Phillip DeZwirek	69	Chief Executive Officer, Chairman, Treasurer and Director
Thomas W. Mills	62	President and Director
Jason DeZwirek	37	Secretary and Director
Arthur Cape(1)	70	Director
Jonathan Pollack(1),(2)	36	Director
Donald A. Wright(1),(2)	69	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

Phillip DeZwirek

Phillip DeZwirek, age 69, became a director of ours and our Chairman, Chief Executive Officer and Treasurer on the effective date of the Business Combination with API, November 6, 2006. Mr. DeZwirek has held the positions of Chairman, Chief Executive Officer and Treasurer at API since May 2002. He also assumed the same positions with Nanotronics Sub and became a director of Nanotronics Sub on the effective date of the Business Combination. Mr. DeZwirek has been a director of API since September 2001. From September 2001 until November 2001 Mr. DeZwirek was the Chief Executive Officer and Treasurer of API. From November 2001 until May 2002, Mr. DeZwirek was the Vice-Chairman and Treasurer of API. Mr. DeZwirek was also the Chief Financial Officer of API from August 2001 until Claudio Mannarino assumed that position in 2004. Phillip DeZwirek has been a director, Chairman of the Board and the Chief Executive Officer of CECO Environmental Corp. (“CECO”), a provider of air pollution control products, since August 1979 (NASDAQ:CECE). In addition to serving as our Chief Executive Officer, Chairman and Treasurer, Mr. DeZwirek’s principal occupations during the past five years have been serving as Chairman of the Board and Chief Executive Officer of CECO; and serving as President of Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (since 1990). Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. Phillip DeZwirek is the father of Mr. Jason DeZwirek.

Thomas W. Mills

Thomas W. Mills, age 62, became a director of ours and our President and Chief Operating Officer on the effective date of the Business Combination, November 26, 2006. He has held those positions with API since August 31, 2001. Thomas W. Mills is also President and Chief Operating Officer of our wholly-owned subsidiaries, API Electronics, Inc., Nanotronics Sub, TM Systems II and Keytronics. He also became the President of our National Hybrid subsidiary upon its acquisition in January, 2007 and the Vice President and Secretary of API Nanofabrication and Research Corp. in July, 2007 when that subsidiary acquired the assets of NanoOpto Corporation. He has worked within the electronics industry since 1967 and has specialized in semiconductors since 1969. His management career has spanned Production Control, Production/Manufacturing, Quality Control/Assurance and Program /Project Operation and Vice President of Operations. Mr. Mills, who has been with API Electronics, Inc. since 1981, holds an economics degree and has taken courses in Industrial Engineering. Mr. Mills has no other outside business activities.

Jason DeZwirek

Jason DeZwirek, age 37, became a director of ours and our Secretary on the effective date of the Business Combination, November 6, 2006. He holds the same positions with Nanotronics Sub as of the Business Combination. Jason DeZwirek has held those positions with API since May 31, 2002 and has been a director of API since September 2001. From September 2001 until November 2001 Jason DeZwirek was Chairman, Executive Vice President, and Secretary of API. From November 2001 until May 2002, he was the Chairman, Chief Executive Officer and Secretary of API. Jason DeZwirek has been Vice President and a Director of CECO since February 1994 and the Secretary of CECO since February 20, 1998. Mr. DeZwirek’s principal occupation since October 1999 has been as an officer and director of Kaboose Inc. (“Kaboose”), an online media company servicing the children and family markets that trades on the Toronto Stock Exchange (TSX:KAB). Mr. DeZwirek currently serves as Chairman and Chief Executive Officer of Kaboose Inc. Mr. DeZwirek has also been involved in private investment activities for the past five years. Mr. Jason DeZwirek is the son of Mr. Phillip DeZwirek.

Donald A. Wright

Donald A. Wright, age 69, became a director of ours on February 15, 2006. Mr. Wright has also been a member of the Audit Committee since March 9, 2006 and the Compensation Committee since its formation on June 20, 2007. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company, which has been a real estate developer and apartment building syndicator since 1992. From November 1996 through January of 2005, Mr. Wright served as a real estate broker with Prudential Dunn Realtors in Pacific Beach, California. From January 2005 to June 2007, he was a real estate broker with One Source Realty GMAC. Since June 2007, Mr. Wright has been a real estate broker with Coldwell Banker Residential Real Estate with its acquisition of his prior employer. Mr. Wright has been a director of CECO since February 20, 1998. Mr. Wright has also been a member of the Audit Committee of CECO since February 20, 1998 and since January 1, 2002 has been a member of the Committee established to administer CECO’s stock option plan.

Arthur Cape

Arthur Cape, age 70, has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Cape has also been a member of the Audit Committee since June 20, 2007. He has served the manufacturing industry for over 30 years. Since 1991 he has served as Director of International Sales for Shymac Innovative Marketing, located in Montreal, Canada, and Director of Sales for AJB Continental, located in San Antonio Texas. Shymac Innovative Marketing manufactures brushes and AJB Continental is a distributor of brushes. Mr. Cape also acts as a consultant for several factories in China in the manufacturing and injection molding of plastic articles. Since May 25, 2005, Mr. Cape has served as a director of CECO. He has also served on the Audit Committee of CECO since such date. He has been active in youth awareness programs and has served on various youth committees in Canada.

Jonathan Pollack

Jonathan Pollack, age 36, has served as a director since June 20, 2007 when he was elected by the board of directors. Mr. Pollack has also been a member of the Audit Committee since June 20, 2007 and the Compensation Committee since its formation on June 20, 2007. Since March, 2005, he has served as the Chief Financial Officer of Kaboose. He is also Kaboose’s Corporate Secretary. From 2000 to 2005, Mr. Pollack was President of The JMP Group, a strategic and financial advisory firm to numerous private and public companies. Prior thereto, he worked in investment banking in New York. Mr. Pollack is currently a director of Lifebank Corp. (TSX-V:LBK). Mr. Pollack received a Masters of Science in Finance from the London School of Economics and a Bachelors of Commerce from McGill University. He is involved in several philanthropic organizations and is the Vice Chair of Leadership Sinai Board of Directors at the Mt. Sinai Hospital, Toronto, Ontario and is Chair of the Crescent School Foundation, Toronto, Ontario.

Recommendation of our Board of Directors

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting in person or by proxy. The Board of Directors recommends a vote “FOR” approval of the election of the nominees named herein as directors.

Code of Ethics

The Company has had a Code of Ethics for its principal executive officer, principal financial officer, principal accounting officer and person performing similar functions since April, 2004. On June 20, 2007, the Company’s Board of Directors amended and restated the Company’s Code of Ethics to be a more comprehensive statement of the behavior expectations of the Company. This Code of Ethics is applicable to all of our directors, officers, employees and agents. In addition to the ethical requirements which were already part of our Code of Ethics, the revised Code of Ethics covers the areas of conflicts of interest, corporate opportunities, gifts, confidential information, insider trading and other areas of ethical concern to the Company in considerable more depth than the previous Code of Ethics. A copy of the Code of Ethics can be obtained without charge by writing the Company’s Secretary at 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3.

Board of Directors and Its Committees

During the fiscal year ended May 31, 2007, the Board of Directors held five meetings. During such period, actions were also taken by unanimous written consent of the Board of Directors. No annual meeting was held in 2007. The independent directors held no meetings in the 2007 fiscal year.

Audit Committee

The Company has a separately designated Audit Committee, as defined in §3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates pursuant to a written charter which is attached hereto as Exhibit A. The primary purpose of the Audit Committee of the Board of Directors is to assist the Board of Directors of the Company in fulfilling its responsibility to oversee the integrity of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements, by overseeing and reviewing (i) the financial reports and other financial information, such as earnings press releases, provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company’s system of internal accounting and financial controls, (iii) the engagement of the Company’s independent auditor, and (iv) the annual independent audit of the Company’s financial statements.

The members of the Audit Committee are Directors Arthur Cape, Jonathan Pollack and Donald Wright. Director Jonathan Pollack serves as Chairman of the Audit Committee. The Board of Directors has determined that each of the Audit Committee members is independent under the applicable AMEX listing standards. The Board of Directors of the Company have determined that Jonathan Pollack is an audit committee financial expert as defined in Section (d)(5) of Item 407 of Regulation S-B. The Audit Committee held four meetings in fiscal year 2007. During fiscal year 2007 action was taken by written consent of the Audit Committee. See the Audit Committee Report below.

Compensation Committee

We formed a Compensation Committee on June 20, 2007, which is comprised of Directors Donald Wright, Chairman, and Jonathan Pollack. The Compensation Committee operates under a written charter, which is attached to this proxy statement as Exhibit B. The Compensation Committee was not formed until our 2008 fiscal year and therefore held no meetings in fiscal year 2007. The Compensation Committee determines and approves, or recommends to the Board, the compensation of the Company’s executive officers and such other employees as the Board may designate to the Compensation Committee for determination. To the extent the Company ever offers compensation for directors, the Compensation Committee also establishes all components of compensation for such directors. The Compensation Committee also prepares the report of the Compensation Committee for inclusion in the Company’s annual proxy statement. The Compensation Committee has also been charged with administering the 2006 Equity Incentive Plan. The Compensation Committee processes and procedures for the consideration and determination of executive and director compensation are discussed in the section entitled “Executive Compensation” below. See the Compensation Committee Report and the Compensation Discussion and Analysis in the section entitled “Executive Compensation” below.

Nomination Process

The Company does not have a standing nominating committee. Instead, nominations for the election of directors have been handled by the full board, which permits all directors to participate in the process. The board has not adopted any formal resolution or charter with respect to nominations. The board is composed of three independent directors, as defined in the AMEX listing standards, and three directors who are officers of the Company.

The Company does not believe that it is necessary to form a nominating committee given that the board has generally had a strong representation by our management and management believes that the close ties between the board and senior management provide strong leadership for a small company such as us. In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals that can add to the ability of the Board to fulfill its fiduciary obligations and its business goals. Directors must also have high personal and professional ethics, integrity and values. Director nominees must have sufficient time to devote to the affairs of the Company. We are a small company and small companies traditionally have had a difficult time attracting and retaining qualified outside directors. The Company has traditionally found new directors through the existing directors.

The Company has never had a candidate for director nominated by security holders and such a nomination appears unlikely at the present time. Consequently, the Company believes that a formal nominating process or policy is unnecessary. Any nominee for director recommended to the board by a security holder will be evaluated by the board. The board of directors will evaluate from time to time whether a more formal nomination process is appropriate as the Company grows.

Report of the Company’s Board of Directors’ Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company’s financial reporting process and approval of the services provided to the Company by its auditors. The Audit Committee also evaluates transactions where the potential for a conflict of interest exists. The Audit Committee’s purposes are more fully described in its Charter, which the Board adopted in its current form on June 20, 2007, a copy of which is attached hereto as Exhibit A.

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended May 31, 2007, with the company’s management and has discussed with WithumSmith+Brown, P.C. the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended. In addition, WithumSmith+Brown, P.C. has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with WithumSmith+Brown, P.C. their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-KSB for the fiscal year ended May 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee

Jonathan Pollack, Chairman

Arthur Cape

Donald A. Wright

Shareholder Communication with the Board of Directors

Shareholders who wish to communicate with the Board of Directors may send correspondence to the Corporate Secretary, API Nanotronics Corp., 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3. The Secretary will submit your correspondence to the Board of Directors or the appropriate Board Committee, as applicable. Shareholders may communicate directly with the Chairman of the Board by sending correspondence to Chairman of the Board of Directors, API Nanotronics Corp., 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3.

Beneficial Ownership of Shares

As of September 4, 2007 we had 71 shareholders of record and 64,994,772 shares of our common stock were outstanding. We cannot accurately estimate the total number of beneficial holders of our common stock because a portion of our common stock is held by agents in street name. As of September 4, 2007, Nanotronics Sub had 8 stockholders of record (other than our subsidiary) holding 7,015,550 Exchangeable Shares. As of September 4, 2007, the shareholder’s list for API showed 1,205 shareholders holding 50,068 API common shares (equivalent to 500,680 shares of our common stock) who have not elected to obtain either our common stock or Exchangeable Shares.

Nanotronics Sub may still issue a maximum of 500,680 shares of our common stock in connection with the Business Combination. If former holders of common shares of API who are Canadian residents request to receive Exchangeable Shares instead of shares of our common stock, Nanotronics Sub will not issue our common shares to those former holders of API common shares. However, given that the Exchangeable Shares were structured to be the equivalent, to the extent practicable, of our shares, whether or not API common shares are converted to

Exchangeable Shares or our common stock will have little affect on us. For example, through the share of our special voting stock held by the Trustee and issued to the Trustee in connection with the Plan of Arrangement, the holders of Exchangeable Shares (other than us and our subsidiaries) will have the number of votes on all matters on which holders of our common stock can vote equal to the number of shares of our common stock that are exchangeable for the Exchangeable Shares.

The following table sets forth as at September 4, 2007, the name and address and the number of shares of our common stock (assuming for such purposes that the Exchangeable Shares constitute outstanding shares of our common stock), beneficially owned by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director and each named executive officer and (iii) all officers and directors as a group, are as follows. The total number of shares of our common stock as of September 4, 2007 (assuming that the 7,015,550 Exchangeable Shares issued and not held by our subsidiaries constitute outstanding shares of our common stock) is 72,010,322. This amount does not include the 500,680 Exchangeable Shares or common stock which still could be issued in the Business Combination for API common shares.

Name and Address of Beneficial Owner	Number of Our Shares of Common Stock Beneficially Owned (1)(2)	Percentage of Our Shares of Common Stock Beneficially Owned (3)(4)
Phillip DeZwirek 505 University Avenue, Suite 1400 Toronto, Ontario Canada M5G 1X3(5)	10,757,040	14.44%

Jason DeZwirek 505 University Avenue, Suite 1400 Toronto, Ontario Canada M5G 1X3(6)	9,900,809	13.28%

Can-Med Technology, Inc. d/b/a as Green Diamond Oil Corp. 505 University Avenue, Suite 1400 Toronto, Ontario Canada M5G 1X3(7)	3,653,880	5.07%

Donald A. Wright 2655 Camino Del Rio North, Suite 450 San Diego, CA 92108(8)	270,000	*

Jonathan Pollack 505 University Avenue, Suite 1400 Toronto, Ontario Canada M5G 1X3(9)	250,000	*

Arthur Cape 4832 Melrose Avenue Montreal, Quebec Canada H3X 3P5(10)	-0-	*

Thomas Mills 375 Rabro Drive Hauppauge, NY 11788(11)	388,250	*

Claudio Mannarino 229 Colonnade Road Ottawa, Ontario Canada K2E 7K3(12)	-0-	*

Martin Moskovits 87 Glen Pasture Court Huntington Station, NY 11746(13)	500,000	*

All Officers and Directors as a group	18,414,219	23.75%

*	Does not exceed 1%.
(1)	All shares are owned directly and beneficially by the shareholder indicated and such shareholder has sole voting, investment and dispositive power, unless otherwise indicated. Includes both our common stock and Exchangeable Shares of Nanotronics Sub convertible into our common stock. Does not include Exchangeable Shares owned by us or our subsidiaries.
(2)	Management knows of no other stockholder having five percent (5%) or more of the outstanding shares of our common stock, the Exchangeable Shares or API common shares (considered on a post-conversion basis), taken as a single class, other than those parties included in this chart.
(3)	Computed by dividing the number of shares beneficially held by each stockholder, including his Exchangeable Shares and shares of common stock underlying options exercisable within 60 days, by the sum of (i) the total number of issued and outstanding shares of our common stock, plus (ii) the total number of issued and outstanding Exchangeable Shares (other than Exchangeable Shares owned by us and our subsidiaries) plus (iii) shares of common stock underlying such stockholder’s options exercisable within 60 days. Excluded are API common shares convertible into our common stock or Exchangeable Shares pursuant to the Plan of Arrangement that we entered into with API.
(4)	For purpose of this calculation, Exchangeable Shares are treated as the same as our common shares.
(5)	Phillip DeZwirek became our Chairman, Chief Executive Officer and Treasurer and a director of ours on the effective date of the Business Combination. Includes 3,653,880 shares of our common stock held by Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (“Green Diamond Corp.”). Mr. Phillip DeZwirek is the President of Green Diamond Corp., and holds a 50% equity interest in Icarus Investments Corp., which in turn holds a 50.01% equity interest in Green Diamond Corp. Mr. Phillip DeZwirek directly holds 4,499,960 Exchangeable Shares and 105,200 shares of our common stock. Also includes 2,500,000 shares of our common stock underlying options exercisable within 60 days held of record by Phillip DeZwirek.
(6)	Jason DeZwirek became our Secretary and a director of ours on the effective date of the Business Combination. Includes 3,653,880 shares of our common stock held by Green Diamond Corp. Mr. Phillip DeZwirek, Mr. Jason DeZwirek’s father, and Mr. Jason DeZwirek each hold a 50% equity interest in Icarus Investments Corp., which in turn holds a 50.01% equity interest in Green Diamond Corp. Mr. Jason DeZwirek directly holds 3,675,000 Exchangeable Shares and 71,929 shares of our common stock. Also includes 2,500,000 shares of our common stock underlying options exercisable within 60 days held of record by Jason DeZwirek.
(7)	Mr. Phillip DeZwirek is the President of Green Diamond Corp. Mr. Phillip DeZwirek and Mr. Jason DeZwirek each hold a 50% interest in Incarus Investment Corp., which in turn holds a 50.01% equity interest in Green Diamond Corp. These shares are also attributed to Mr. Phillip DeZwirek and Mr. Jason DeZwirek.
(8)	Donald A. Wright became a director of Rubincon in February 2006. Mr. Wright holds options to purchase 25,000 shares of our common stock, all of which are vested. Mr. Wright’s shareholdings listed above reflect these options. Mr. Wright shares voting and investment power on 245,000 shares with his wife.
(9)	Jonathan Pollack became a director in June 2007. Mr. Pollack holds 250,000 Exchangeable Shares individually.
(10)	Arthur Cape became a director in June 2007.
(11)	Thomas W. Mills became our President and Chief Operating Officer and a director of ours on the effective date of the Business Combination.
(12)	Claudio Mannarino is our Chief Financial Officer and Vice President.
(13)	Dr. Moskovits became our Chief Technology Officer on May7, 2007. Dr. Moskovits holds options to purchase 1,100,000 shares of our stock, of which 500,000 are vested and included in the above chart.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons beneficially owning more than ten percent of a class of our equity securities to file certain reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on our review of Section 16(a) reports and any written representations made to us, the Company believes that all such required filings for its 2007 fiscal year were made in a timely manner, other than Donald Wright, who filed one late Form 4 with respect to the exchange of API common shares into common stock of the Company in the Business Combination and 18 purchase transactions.

Certain Transactions

Since May 31, 2006, the following transactions have occurred in which persons who, at the time of such transactions, were directors, officers or owners of more than 5% of our common stock, had a direct or indirect material interest.

The Company is a party to an oral agreement with Green Diamond Corp., a major shareholder of the Company, that is controlled by Jason DeZwirek, Secretary and a director of the Company, and Phillip DeZwirek, the Chairman, Chief Executive Officer, Treasurer and a director of the Company. The agreement provides that Green Diamond Corp. will provide executive office space, office equipment and supplies, telecommunications, personnel and management services to the Company for an annual fee of $170,000 (plus certain expenses). During the year ended May 31, 2007, the Company paid Green Diamond Corp. $185,108 for such services.

The bank debt of API is guaranteed by Thomas W. Mills, the president and a director of the Company.

In connection with the acquisition of National Hybrid, Inc. and Pace Technology, Inc., the Company borrowed $6,000,000 from Green Diamond Corp. The Company incurred an interest expense of $110,137 with respect to such borrowing. This loan and interest was repaid prior to the end of the fiscal year. Phillip DeZwirek, a director and the Chairman, Chief Executive Officer and Treasurer of the Company, is the President of the Green Diamond Corp. and holds a 50% equity interest in Icarus Investments Corp., which in turn holds a 50.1% equity interest in the Green Diamond Corp. Jason DeZwirek, a director and the Secretary of the Company, owns the other 50% of the equity of Icarus Investments Corp. Green Diamond Corp. owns 3,653,880 Exchangeable Shares. Phillip DeZwirek owns directly 4,499,960 Exchangeable Shares, 105,200 shares of common stock and a warrant to purchase 2,500,000 shares of our common stock. Jason DeZwirek owns directly 3,675,000 Exchangeable Shares, 71,929 shares of common stock and a warrant to purchase 2,500,000 shares of our common stock. Additionally, the shares owned by the Green Diamond Corp. may be attributed to both Phillip DeZwirek and Jason DeZwirek.

During the 2007 fiscal year, the Company paid Jason DeZwirek, a director and the corporate secretary of the Company, $80,942 in consulting fees.

Subsequent to the end of the fiscal year, in July, 2007, the Company borrowed $4,000,000 of the purchase price of the assets of NanoOpto Corporation from Jason DeZwirek, a member of the board of directors and the Secretary of the Company. The note evidencing this loan has a 5 year one month term and bears interest at the rate of 12%. This note is payable unless sooner repaid, on August 18, 2012. Interest payments are payable on the last day of December and June, beginning December 31, 2007. In the event a default under this note shall occur and be continuing, all amounts due thereunder, including accrued unpaid interest may be declared immediately due and payable. No interest or principal has been paid with respect to this loan to date.

The Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed in this Proxy statement. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Audit Committee deems appropriate.

Executive Compensation

Compensation Discussion and Analysis

Throughout this Proxy Statement, the individuals who served as our chief executive officers during fiscal 2007, as well as the other individuals included in the Summary Compensation Table below, are referred to as the “named executive officers.”

Overview of Compensation Program

The Compensation Committee oversees our compensation programs, with particular attention to the compensation for our chief executive officer, president and the other named executive officers. It is the responsibility of the Compensation Committee to review and approve or, as the case may be, recommend to the Board of Directors for approval, changes to our compensation policies and benefits programs, to recommend and approve stock-based awards to named executive officers, and to otherwise ensure that the Company’s compensation philosophy is consistent with the best interests of the Company and its stockholders and is properly implemented and monitored.

The day-to-day administration of savings plans, health, welfare and paid time-off plans and policies applicable to salaried employees in general are handled by our human resources and finance department employees. The responsibility for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies belongs to the Compensation Committee.

The Compensation Committee of the Company was only formed on June 20, 2007. The Compensation Committee consists of two directors, Donald Wright, Chairman and an existing director, and Jonathan Pollack, a director newly elected on the date of the formation of the compensation committee. The Board at that time adopted a Charter for the Compensation Committee that is attached hereto as Exhibit B. Consequently, the committee has only just begun to implement its compensation philosophy and the 2007 fiscal year compensation reflects the less formal compensation arrangements and philosophy that previously existed at the Company.

Compensation Philosophy

The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time attracting, motivating and retaining key employees. To achieve this goal, the Company’s named executive officers are offered compensation opportunities that are linked to the Company’s financial performance and to individual performance and contributions to the Company’s success.

To achieve this goal, the Compensation Committee focuses on the following considerations:

•

An emphasis on rewarding our named executive officers with total compensation (including cash and stock options) at competitive market levels, based on each executive’s experience, skills and individual performance;

•

An appropriate mix of short-term (salary) and, on occasion, long-term compensation (stock options), which facilitates retention of talented executives and balances short-term and long-term financial goals and behaviors within the Company;

•	Recognition that as an executive’s level of responsibility increases, a greater portion of the total compensation opportunity should be based upon performance incentives; and

•	The use of both time-based and performance-based equity with long-term vesting requirements in order to retain key executive officers.

The primary components of the Company’s executive compensation program for its named executive officers have been: (a) base salaries and (b) in certain cases, long-term incentive opportunities in the form of stock options. Our executive compensation program is intended to provide our named executive officers with overall levels of compensation opportunity that are competitive within the electronic components manufacturing industry, as well as within a broader spectrum of companies of comparable size and complexity.

The Company’s Compensation Committee will review executive compensation arrangements at least annually to ensure market competitiveness, and to ensure the Company meets its objective of providing executive pay packages with appropriate short and long-term incentives, including annual bonuses and, when warranted, equity compensation tied to individual and Company performance. The Compensation Committee will calculate and approve the compensation for the Chief Executive Officer to the extent appropriate.

The Company evaluates whether its compensation programs achieve their goals in a number of ways. First, the Company reviews whether its pay packages have achieved the result of retaining talented executives. Second, the Company evaluates its success in attracting new executives to the Company. Third, the Company reviews its performance in relation to the compensation packages. The Compensation Committee believes that, with respect to each of the Company’s executive officers, the levels of compensation are commensurate with the Company’s performance and the outstanding stock option grants provide the executives with adequate incentives to focus on long-term results.

Benchmarking

The Company does not employ a formal benchmarking process. However, the Company monitors compensation programs of other similar companies as well as a broader spectrum of companies of comparable size and complexity. The Compensation Committee expects that the Company’s compensation programs will be revised from time to time to be competitive within the industry.

Compensation Components

For fiscal 2007, the Company primarily used two types of compensation in paying its key executives: base salaries and stock options. Although the Company did not grant long-term incentive awards to its chief executive officer during fiscal 2007, he held option-like warrants previously granted under the API’s stock option plan which were exchanged for option-like warrants under the Company’s 2006 Equity Incentive Plan as part of the Business Combination. Additionally, the Company granted to 16 senior employees of the Company and its subsidiaries varying amounts of stock options to align the entire senior management of the Company and its subsidiaries with a focus on the long term improvement of the Company’s equity value. When the value of the Company’s stock fell sharply earlier in the year, the Company repriced these employee options and option granted to the two new outside directors and our Chief Technology Officer so that such options would retain their incentive value for these directors and employees.

Base Salary

In setting base pay for the Company’s key executives, the Compensation Committee or the Chief Executive Officer reviews the following quantitative and qualitative factors: Company performance, the executive’s individual performance and scope of responsibility, competitive market pay information and practices, internal equity and other considerations.

The Compensation Committee believes that an executive’s base salary should be targeted at market competitive levels while rewarding outstanding performance with above-average total compensation. Base salaries for those executives whose salary levels are not fixed under long-term employment agreements are reviewed annually, and are adjusted from time to time based on a review of market data and individual executive performance.

Cash Bonuses

Cash bonuses have not historically played a significant part in the compensation of the Company’s executives. However, with the retention of Dr. Martin Moskovits, the Company has used annual cash bonuses based on the achievement of specific milestones. The Compensation Committee believes that such an approach may be useful with other executive officers of the Company and will examine creating a bonus program for other executive officers.

Long-term Incentives

Stock-based compensation has also been an element of the Company’s compensation program for its key executives. The Company’s 2006 Equity Incentive Plan was adopted by the Board and has been recommended for approval by our stockholders in this proxy statement. The purpose of the plan is to allow the Company to grant options to purchase shares of the Company’s Common Stock or to grant restricted stock or bonus stock awards. The Compensation Committee determines in its sole discretion, subject to the terms and conditions of the plan, the size of a particular award of an option based upon its subjective assessment of an individual’s performance, responsibility and functions and how this performance may have contributed, or is expected to contribute, to the Company’s performance. Although the Company has not granted restricted stock or stock bonuses, similar considerations would go into the award of restricted stock or stock bonuses.

We believe awards pursuant to the Company’s 2006 Equity Incentive Plan align the interests of management with those of the Company’s stockholders by emphasizing long-term stock ownership and increases in stockholder value. Management will benefit under such plan only if the other stockholders of the Company also benefit. The purpose of the plan is to encourage executives and others to acquire a proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company.

The Company has begun to use stock options that are more performance focused. In the compensation of Dr. Martin Moskovits, the vesting of certain of his options was tied to the achievement of various objectives that the Company considers integral to its strategic plan of establishing a presence in the nanotechnology manufacturing field. The Compensation Committee will continue to evaluate the use and effectiveness of such performance targeted stock option awards.

Perquisites and Other Personal Benefits

The Company provides certain named executive officers with certain perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain employees for key positions. These perquisites include car allowances and payment of life insurance premiums.

API Electronics, one of our subsidiaries, sponsors a 401(k) retirement plan for our U.S. employees. Pursuant to this plan, the Company matches contributions each pay period at 50% of the employees contributions up to 3% of an employee’s compensation. Mr. Mills, our President, participates in the 401(k) plan on the same terms as the rest of our U.S. employees.

Attributed costs of the perquisites described above for the named executive officers for fiscal 2007 are included in column “All Other Compensation” of the Summary Compensation Table in the Executive Compensation section.

Role of Executive Officers in Compensation Decisions

Based on the foregoing objectives, the Compensation Committee will structure the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate the named executive officers to achieve the business goals set by the Company and to reward the named executive officers for achieving such goals. The Compensation Committee from time to time will rely upon recommendations made by the Company’s management, and in particular, the chief executive officer, regarding compensation for named executive officers other than the chief executive officer. The Compensation Committee will review and approve, or, if the situation warrants, will recommend to the full Board of Directors for approval, all new executive compensation programs, including those for the named executive officers. As part of its review and establishment of the performance criteria and compensation of our named executive officers, the Compensation Committee will meet separately at least on an annual basis with the chief executive officer and other executives as it deems appropriate. The chief executive officer and such other executives as the chief executive officer deems appropriate annually review the performance of each of the named executive officers of the Company (other than the chief executive officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual cash performance and stock-based award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its discretion in modifying any recommended adjustments or awards to named executive officers.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each named executive officer for the fiscal year ended May 31, 2007.

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2) ($)	Total ($)
PEO-Phillip DeZwirek,	2007	—	—	$444,180	$5,310	$449,490
Chairman, Treasurer & Chief Executive Officer(3)

Guy Peckham, Chief Executive Officer (PEO until 11/6/2006)	2007	—	—	—	$25,000	$25,000

Dr. Martin Moskovits, Chief Technology Officer	2007	$31,849	—	$393,339	$110,000	$535,188

Thomas W. Mills, President	2007	$130,288	—	$27,846	$18,098	$176,232

(1)	Represents the compensation costs of stock options for financial reporting purposes for the year under the Statement of Financial Accounting Standard No. 123 (Revised 2004) Share Based Payments (“FAS 123R”), rather than the amount paid to or realized by the named executive officer. See Note 15 to our consolidated financial statements in our Annual Report on Form 10-KSB for the year ended May 31, 2007 for the relevant assumptions used to determine the valuation of our option awards.
(2)	Does not include perquisites valued at less than $10,000.
(3)	Mr. DeZwirek is deemed to control Green Diamond Corp. Green Diamond Corp. received $185,108 from the Company for office space and expenses in Toronto during fiscal 2007; however, the Company does not deem that amount to be compensation paid to Mr. DeZwirek. See Certain Transactions above.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised stock options and warrants for each named executive officer as of the end of fiscal year 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Phillip DeZwirek	2,500,000	—		$0.461		1/27/2011

Guy Peckham	—	—		—		—

Thomas W. Mills	—	100,000	(1)	$2.00	(2)	12/26/2016

Martin Moskovits	100,000	—		$1.00		3/15/2011
	—	700,000	(3)	$1.60	(2)	6/29/2011
	—	300,000	(3)	$2.06	(2)	6/29/2011

(1)	Options become exercisable with respect to an additional 20% of the total grant on each of December 26, 2007, 2008, 2009, 2010 and 2011.
(2)	These options were repriced on July 2, 2007 to $1.345.
(3)	Twenty percent of these options become exercisable on each of June 29, 2007, June 29, 2008 and June 29, 2010. Twenty percent of these options vest upon the Company’s acquisition of a nanotechnology research facility, which event occurred on July 19, 2007. Twenty percent of these options become exercisable upon the Company’s receipt of commitment of $5 million from third parties for nanotechnology research and development.

Narrative Disclosure to Summary Compensation Table

Phillip DeZwirek

Mr. DeZwirek, our Chief Executive Officer, has been historically compensated by API almost exclusively with option-like warrants to strongly align his interests with the creation of stockholder equity value. While this creates a high deal of risk on the Chief Executive Officer’s compensation, it only rewards him for growth of the Company and increases in its equity value and thereby providing strong long term growth incentives without a cash drain on the Company. No new options were granted Mr. DeZwirek during the 2007 fiscal year. However, a grant of option-like warrants to Mr. DeZwirek occurred as a result of the conversion of his pre-existing API stock warrants into option-like warrants on the Company’s common stock as part of the Business Combination. The terms of the new instrument issued under the Company’s 2006 Equity Incentive Plan remained unchanged from the instrument that he previously held except for changes to reflect the conversion of API common shares into our common stock at a 10 for 1 ratio as part of the Business Combination. Consequently, as a result of the Business Combination, his new warrant was for ten times the previous number of shares at one tenth the option exercise price. Such warrant, like his API warrant, is immediately exercisable.

Guy Peckham

Guy Peckham was the sole officer and one of two directors of the Company prior to the Business Combination. His management fee of $5,000 per month reflected his limited duties resulting from the fact that immediately prior to the Business Combination the Company did not have active business operations. Mr. Peckham resigned in connection with the occurrence of the Business Combination on November 6, 2006.

Martin Moskovits

Dr. Moskovits has a written employment agreement and commenced employment with the Company on May 1, 2007 with a base salary of $375,000 per year. His employment agreement also provides for an annual bonus and that a portion of the bonus will be based on the Company’s achievement of specified performance milestones. Either party can terminate his employment agreement upon 30 days prior notice. However, under the agreement if the agreement is terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination during its first two years, Dr. Moskovits is entitled to receive the remaining salary payable over such two years. Additionally, if the agreement is terminated by the Company without cause or by Dr. Moskovits as a result of a constructive termination at any time, Dr. Moskovits is entitled to receive one year of additional salary and one year of additional coverage under the Company’s health, dental, vision, accident, disability and life insurance plans.

Commencing March 15, 2006 and prior to Dr. Moskovits becoming our employee, Dr. Moskovits was a consultant to the Company for which he received $10,000 per month. During the fiscal year ended May 31, 2007, Dr. Moskovits was issued by API an option for 700,000 shares of our stock (70,000 common shares of API prior to the Business Combination). As part of the Business Combination, these API stock options were converted into options on our common stock issued under the 2006 Equity Incentive Plan on substantially the same terms as his existing API options except that the Company options were modified to reflect the 10 for 1 exchange ratio between API common shares and our common stock. On November 28, 2006, Dr. Moskovits was given options issued under the 2006 Equity Incentive Plan on an additional 300,000 shares giving him options on a total of 1,100,000 shares of our common stock. The option for 700,000 shares granted in the Business Combination and the options for 300,000 granted in November 28, 2007 are on substantially the same terms except that the exercise price under the first option agreement is $1.60 per share and the exercise price under the second option agreement is $2.06 per share. (On July 2, 2007, both these options were repriced to have a $1.345 per share exercise price. Other than the change in exercise price, the new options had identical terms with the options they replaced.) Both option agreements provided that one-fifth of the options vested on each of June 29, 2007, 2008 and 2009, that one-fifth of the options upon the Company receiving $5,000,000 in grants for nanotechnology research and development from third parties and that one-fifth of the options vested on the acquisition by the

Company of a facility for nanotechnology research and development. One fifth of these options vest on July 19, 2006 upon the acquisition by the Company of a nanotechnology research facility which occurred with the acquisition of the assets of NanoOpto Corporation. The Company believes that the strong equity incentive program for Dr. Moskovits is beneficial to the Company because it incentivizes Dr. Moskovits in his leadership of the Company’s nanotechnology initiative which the Company believes is essential to the Company’s future.

While the cash compensation of Dr. Moskovits is higher than the Company has traditionally paid its personnel, the Company believes that the salary is market rate for a top research scientist and leader in the nanotechnology field such as Dr. Moskovits. Through the use of performance based cash bonuses and portions of Dr. Moskovits’ stock options being performance based, the Company has sought to tie Dr. Moskovits’ compensation to the Company achieving its goals of establishing an active nanotechnology-based manufacturing infrastructure. Dr. Moskovits’ employment agreement provides that the Company will fund his nanotechnology research efforts at the Company.

Thomas W. Mills

Mr. Mills, our President and a director of the Company, has no employment agreement but is a long-term employee of the Company. His compensation has traditionally been largely salary based. During the 2007 fiscal year, he received a base salary of $130,288, life insurance premiums of $1,801, 401k contributions of $4,400 and health insurance premiums of $11,088. The below chart excludes prerequisites related to the use of an automobile of less than $10,000. He was also granted 100,000 options under the 2006 Equity Incentive Plan on December 26, 2007 in connection with a grant of options to 16 senior managers of the Company. These options had an option exercise price of $2.00 per share and vest 20% a year commencing with the first anniversary of the date of grant. Subsequently, on July 2, 2007, these options were repriced to a $1.345 per share exercise price. The other terms of his option agreement remained the same.

Director Compensation

The following table provides information on the fiscal year ending May 31, 2007 cash and other compensation for non-employee directors who served during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Option Awards(1) ($)	All Other Compensation(2)	Total ($)
Donald Wright	$13,333	(3)	$16,276	—	$33,359
Jason DeZwirek	—		$444,180	$86,252	$530,432

(1)	Represents the compensation costs of stock options for financial reporting purposes for the year under the FAS 123R, rather than the amount paid to or realized by the director. See Note 15 to our consolidated financial statements in our Annual Report on Form 10-KSB for the year ended May 31, 2007 for the relevant assumptions used to determine the valuation of our option awards.
(2)	Does not include perquisites valued at less than $10,000.
(3)	Represents both amounts paid to Mr. Wright as a director of Rubincon Ventures Inc. prior to the Business Combination and amounts paid Mr. Wright by us after the occurrence of the Business Combination.

Director Donald Wright receives an annual amount of $10,000 for serving as a director. We also reimburse or pay Board members their reasonable travel expenses to attend meetings. We granted options to purchase 25,000 shares of stock to Mr. Wright on March 29, 2006, which vested in two equal installments of 12,500 on September 29, 2006 and March 29, 2007.

Director Jason DeZwirek received during the 2007 fiscal year (1) compensation represented by the new warrant granted him for his existing API warrant as part of the Business Combination, (2) consulting fees of $80,942 and (3) $5,310 of life insurance premiums. The grant of an option-like warrant to Mr. DeZwirek occurred as a result of the conversion of his pre-existing API option-like warrant into a warrant on the Company’s common stock as part of the Business Combination. The terms of the new warrant remained unchanged from the instrument he previously held except to reflect the conversion of API common shares into our common stock at a 10 for 1 ratio as part of the Business Combination. Consequently, as a result of the Business Combination, his new warrant was for ten times the previous amounts of shares at one tenth the exercise price. Such warrant, like his API warrant, is immediately exercisable.

PROPOSAL II

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

General

Our Board of Directors adopted the API Nanotronics Corp. 2006 Equity Incentive Plan (the “2006 Plan”) on October 26, 2006 subject to the approval of our stockholders. A copy of the 2006 Plan is attached hereto as Exhibit C. The Board of Directors is recommending the 2006 Plan to our stockholders for approval. Based upon the last reported sale price on the OTC Bulletin Board on September 4, 2007 ($0.93 per share), the maximum aggregate value of the 15,000,000 shares of common stock available for under the 2006 Plan would be $13,950,000.

Reasons for the 2006 Plan

The Board of Directors established the 2006 Plan to promote the best interests of the Company and its stockholders by assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity participation in the Company and associating the interests of such persons with those of the Company and its affiliates and stockholders. Additionally, in connection with the Business Combination, the Company adopted the 2006 Plan in order to grant holders of stock options in API stock options in the Company on substantially the same terms as their API stock options after adjusting for the 10 for 1 ratio that API common shares were converted into our common stock as part of the Business Combination. The Board of Directors believes that it is essential to have an incentive plan to compensate and incentivize its employees, directors, and consultants.

As of September 4, 2007, there are a total of 6,650,000 shares subject to outstanding options under the 2006 Plan, including 5,800,000 options which were issued in connection with the Business Combination and 8,350,000 shares of common stock remaining available for issuance under the 2006 Plan. The Board of Directors believes that the remaining 8,350,000 shares provide sufficient number of shares of common stock and options for future granting needs and that the remaining 8,350,000 shares is an adequate number of shares to be available for grants in the future. The Board of Directors believes that implementing the 2006 Plan will help us achieve the purposes of the 2006 Plan set forth above.

Summary of the 2006 Equity Incentive Plan

The 2006 Plan authorizes the issuance of options to purchase shares of common stock and the grant of bonus stock awards and restricted common stock awards. Set forth below is a summary of the material terms of the 2006 Plan. The statements contained in the summary are intended only to summarize the 2006 Plan and are qualified in their entirety by reference to the 2006 Plan itself. For a more complete description of the terms of the 2006 Plan, you should read a copy of the 2006 Plan which is attached to this proxy statement as Exhibit C.

Administration. Administration of the 2006 Plan has been delegated to the Compensation Committee. The Compensation Committee shall consist solely of two (2) or more independent, non-employee directors, as defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

Eligibility. All of our employees, including those of our subsidiaries and those of our affiliates, who number approximately 327, are eligible to participate in the 2006 Plan. Our directors, who are six in number, and other persons that provide consulting services to us, our subsidiaries and our affiliates are also eligible to participate in the 2006 Plan. The term “affiliates” is used in this summary to refer to any person or entity that directly or indirectly controls, or is controlled by or is under common control with us. The term “subsidiary” is used in this summary to refer to any corporation or other corporate entity (other than the Company) in an unbroken chain of corporate entities beginning with the Company if each of the corporations or other corporate entity (other than the last corporation in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Maximum Shares and Award Limits. Under the 2006 Plan, the maximum number of shares of common stock that may be subject to awards is 15,000,000. There is no provision for automatically increasing the number of shares of common stock allocated to the 2006 Plan without further approval by the stockholders. The terms of outstanding awards will be adjusted without the approval of our stockholders as the Compensation Committee determines is appropriate in the event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. If an option terminates, expires or becomes un-exercisable, or shares of common stock subject to a stock award are forfeited, the shares subject to such option or stock award are available under the 2006 Plan for future awards.

Stock Options. The 2006 Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are employees or employees of subsidiaries that are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. The Compensation Committee will select the participants who are granted options and, consistent with the terms of the 2006 Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price for options cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a grant of an option intended to be an incentive stock option to a participant is deemed to be a 10% owner of the Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. Generally, the option price must be paid in cash, however, if approved by the Compensation Committee, a cashless exercise will be permitted. Options may be exercised in accordance with requirements set by the Committee. The maximum period in which an option may be exercised will be fixed by the Committee, provided that (a) in order for options to qualify as incentive stock options, the maximum period cannot exceed ten years, and (b) in the event a participant is deemed to be a 10% owner of the Company or a subsidiary, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options will be nontransferable except in the event of the participant’s death.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon the participant’s termination of service with us if the termination is for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards. The Compensation Committee also will select the participants who are granted bonus or restricted common stock awards and, consistent with the terms of the 2006 Plan, will establish the terms of each bonus or restricted common stock award. A bonus or restricted common stock award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the Committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance objectives. Any such performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. A transfer of the shares of common stock subject to a restricted common stock award normally will be restricted prior to vesting.

Change in Capitalization. The number of shares of common stock covered by outstanding awards, the number or kind of shares of common stock which may be awarded under the 2006 Plan, and the exercise or purchase price of each outstanding award, and the like, will be proportionally adjusted by the Compensation Committee in the event of event of a stock dividend, stock split, reclassification of stock, merger, reorganization or similar event. Such adjustment may not materially change the value of benefits available to a grantee under a previously granted award.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, or other change in control, then the vesting of all or part of an outstanding option or stock award may be accelerated in the sole discretion of the Board of Directors. The Board of Directors, in the event of a change in control, may replace the awards with substantially similar awards under another plan of another party to the change in control, make a payment to all participants with respect to options equal to the difference between the fair market value of the common stock on the date of the change in control and the exercise price per share of an option on the date of grant, or upon not less than seven days written notice to all holders of options, cause all options to terminate immediately prior to the effective time of the change of control, and if the Board of Directors elects, accelerate the vesting of any or all options not then vested.

Amendment and Termination. No awards may be granted under the 2006 Plan after October 26, 2016, which is the tenth anniversary of the date on which the 2006 Plan was initially adopted by the Board of Directors. The Board of Directors may amend or terminate the 2006 Plan at any time, but an amendment will not become effective without the approval of our stockholders if stockholder approval is required by any applicable law, regulation or rule. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made; provided, however, that such rights may be modified upon a change of control as outlined above.

Federal Income Tax Aspects of the 2006 Equity Incentive Plan

The following is a brief summary of the federal income tax aspects of awards that may be made under the 2006 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the 2006 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until the later of more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option, provided that the option is granted with an exercise price no less than the fair market value of the stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards. The payment of other awards under the 2006 Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of bonus or restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives bonus or restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), the Company will receive a tax deduction for the amount of the compensation income.

Information Regarding 2006 Plan Benefits

The awards that will be granted to eligible employees, directors and consultants under the 2006 Plan will be at the discretion of the Compensation Committee and, therefore, are not determinable at this time. Information regarding awards previously granted to our named executive officers and directors under the 2006 Plan may be found under the captions “Executive Compensation—Summary Compensation Table”, “Executive Compensation—Narrative Disclosure to Summary Compensation Table”, and “Executive Compensation—Director Compensation.”

Recommendation of our Board of Directors

To approve the 2006 Plan, a majority of the votes of the shares present at the meeting and entitled to vote must vote “FOR” the approval of the 2006 Plan. Unless you direct otherwise, if you grant a proxy your shares will be voted “FOR” the proposal to approve the 2006 Plan. The Board of Directors recommends a vote “FOR” the approval of the 2006 Equity Incentive Plan.

PROPOSAL III

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Increase in Authorized Shares of our Common Stock

We desire to increase the number of authorized shares of our common stock in order to have a sufficient number of authorized shares to allow a stock split that the board of directors believes is necessary in order to obtain further financing for the Company through the sale of common stock. Without further financing, the Company may not be able to continue to fund its nanotechnology initiative, which the Company estimates will require at least $5 million a year for research and development. The details of the Company’s present businesses and its nanotechnology initiatives are set forth in the Form 10-KSB accompanying this proxy statement. Our board of directors believes that it is advisable to amend Article 4A of our certificate of incorporation to increase the number of authorized shares of common stock from 200 million shares to 1 billion.

As of September 4, 2007, of the 200 million shares of our common stock authorized by our certificate of incorporation, approximately 72 million shares were issued and outstanding or reserved for issuance with respect to issued and outstanding Exchangeable Shares. Approximately 15.6 million additional shares were reserved for issuance under our 2006 Equity Incentive Plan, upon exercise of other outstanding options, or upon the conversion of API Electronics Group Corp. common shares. After the proposed increase in the number of authorized shares of our common stock to 1 billion, approximately 912.4 million shares of our common stock would be authorized, but unissued and not reserved for issuance.

In addition to allowing us to make a stock split by declaring a stock dividend and to use the additional shares to attempt to raise additional funds by private or public stock sales, our board of directors believes that this amount of authorized common stock will provide us with greater flexibility in effecting future acquisitions and financings without the delay and expense associated with obtaining the approval or consent of our stockholders at the same time the shares are needed. We expect that our future growth may require the use of our common stock from time to time either as consideration for acquisitions or as part of a financing either through the use of our common stock or securities convertible into our common stock. Such shares may be issued in conjunction with both public offerings and private placements of shares of our common stock. Such shares could also be used for our stock-based compensation plans. Except as set forth above, we do not have any current plans, proposals or understandings that would require the use of the additional authorized shares of our common stock to be issued.

The amendment to our certificate of incorporation will increase the number of authorized shares of capital stock of the Company from 200,000,001 to 1,000,000,001, and increase the number of authorized shares of common stock from 200,000,000 to 1,000,000,000. The text of the amendment to increase the number of authorized shares of our common stock from 200 million to 1 billion can be found in the form of the certificate of amendment to our certificate of incorporation, which is attached as Exhibit D to this proxy statement.

Recommendation of our Board of Directors

To approve the amendment to our certificate of incorporation, a majority of the votes of the outstanding shares entitled to vote must vote “FOR” the amendment to our certificate of incorporation. Our board of directors has unanimously approved the amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200 million to 1 billion, has determined that this amendment to our certificate of incorporation is advisable and in the best interest of our stockholders and recommends that our stockholders vote for its approval.

Effects of the Amendment to our Certificate of Incorporation

Stockholders should consider the following factors which may affect them, as well as the other information contained in this proxy statement, in evaluating the proposal to approve the amendment to our certificate of incorporation to increase our authorized shares of common stock.

Possible Dilution from Future Issuance of Additional Shares. We are seeking to amend our certificate of incorporation to increase the number of authorized shares of our common stock from 200 million to 1 billion shares, and the interests of the holders of our common stock could be diluted substantially as a result. Any future issuance of additional authorized shares in future financing using our common stock could dilute future earnings per share, book value per share and voting power of existing stockholders. Depending upon the circumstances under which such shares are issued, such issuance may reduce stockholders equity per share and may materially reduce the percentage ownership of common stock of existing stockholders. While the contemplated stock dividend will not reduce the percentage ownership of common stock of existing stockholders, it will dilute future earnings per share and book value per share and probably reduce the market price of our stock.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares. Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock. Our board of directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover. A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of stockholders, and it may be more difficult for our stockholders to obtain an acquisition premium for their shares or to remove incumbent management. Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the amendment to our certificate of incorporation has been proposed for the reasons stated above under the heading “—Increase in Authorized Shares of our Common Stock,” and our board of directors has no present intention to use the proposed increase in the authorized shares of our common stock as a measure aimed at discouraging takeover efforts.

PROPOSAL IV

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board of Directors has appointed WithumSmith+Brown, P.C. (“Withum”) to serve as the independent registered public accounting firm of the Company for its fiscal year ending May 31, 2008. Withum was also the Company’s independent registered public accounting firm for the Company’s fiscal year ended May 31, 2007. Withum was first engaged to act as the Company’s independent registered public accounting firm on December 22, 2006. The Audit Committee pre-approves any engagement of Withum and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval. Representatives of Withum are not expected to be present at the Annual Meeting. However, if present, Withum representatives would be allowed to make a statement at the annual meeting. If the stockholders fail to ratify the appointment of Withum, the Audit Committee would reconsider the recommendation.

Change in Auditors

On January 31, 2006, the board of directors of the Company, then known as Rubincon Ventures Inc., replaced its previous certifying accountants, Madsen & Associates, CPA’s Inc. (“Madsen”), of Murray, Utah, with James Stafford Chartered Accountants, of Vancouver, British Columbia (“Stafford”). This change was made because of the geographical proximity of Stafford to the Company’s executive offices which were then located in Vancouver, British Columbia.

Madsen did not decline to stand for re-election and resigned at the request of the Company. Madsen did not, for either of the past two fiscal years ended January 1, 2006 and 2005 (the Company had a January 31 fiscal year prior to the Business Combination) or to the date of the change of certifying accountant, produce a report on the financial statements of the Company which contained an adverse opinion or disclaimer of opinion. Their reports were not modified as to uncertainty, audit scope or accounting principles.

For either of the past two fiscal years ended January 1, 2006 and 2005 and to the date of the change in certifying accountant, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v). There were no disagreements, for either of the past two years and to the date of the change of certifying accountant, with Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any kind, including any which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Stafford was not, prior to its appointment or in the previous fiscal years of the Company ended January 1, 2006 and 2005, consulted by the Company as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting for an auditing or financial reporting issue.

On November 29, 2006, the Audit Committee of the Board of Directors of the Company indicated that it has chosen not to retain BDO Dunwoody LLP (“BDO”) as the Company’s independent registered public accounting firm for its fiscal year ended May 31, 2007. (May 31 became the end of the Company’s fiscal year as a result of the Business Combination.) BDO had previously been the independent registered public accounting firm of API Electronics Group Corp. (“API”). API became a wholly-owned indirect subsidiary of the Company on November 6, 2006 pursuant to a combination agreement and plan of arrangement resulting in the Business Combination. Because the acquisition of API in the Business Combination was treated as a reverse acquisition, the financial statements of API became the financial statements of the combined entity at that time.

The reports of BDO on the consolidated financial statements of API and its subsidiaries as of and for the years ended May 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that (i) BDO’s reports on the financial statements for the fiscal years ended May 31, 2005 and 2006 noted that the consolidated financial statements of API restated total comprehensive income to include the cumulative translation adjustment for 2005 and 2004 and corrected diluted earnings per share for 2005 and (ii) BDO’s reports for these years also noted that during fiscal 2004, API changed its method of accounting for the amortization of customer contracts.

During API’s fiscal years ending May 31, 2005 and 2006 and through November 29, 2006, there were no disagreements between API or the Company, on the one hand, and BDO, on the other hand, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during API’s two fiscal years ended May 31, 2006 and 2005 and through November 29, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company provided BDO a copy of the disclosures contained in this report which was also filed in a Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agreed with the statements made by the Company in its Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter was filed as an Exhibit to such Report on Form 8-K.

On December 19, 2006, the Audit Committee of the Board of Directors of the Company, decided not to retain Stafford as the Company’s independent registered public accounting firm. Stafford then resigned as the Company’s independent registered public accounting firm.

The report of Stafford on the financial statements of the Company as of and for the year ended January 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Stafford’s report on the financial statements for the fiscal year ended January 31, 2006 noted that conditions existed which raised substantial doubt about the Company’s ability to continue as a going concern unless it was able to generate sufficient cash flows to meet its obligations and sustain its operations. Stafford was not the Company’s independent registered public accounting firm for the fiscal year ended January 31, 2005.

During the Company’s fiscal year ended January 31, 2006 and through December 19, 2006, there were no disagreements between the Company and Stafford on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stafford, would have caused Stafford to make reference to the subject matter of the disagreement in connection with its report. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during the Company’s fiscal year ended January 31, 2006 and through December 19, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company provided Stafford a copy of the disclosures contained in this proxy statement which also appeared in a previously filed Report on Form 8-K and requested that Stafford furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Stafford agreed with the statements made by the Company in its Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter was filed as an Exhibit to the Report on Form 8-K.

On December 22, 2006, the Company engaged WithumSmith+Brown, a Professional Corporation (“Withum”) as its new independent registered public accounting firm to conduct the audit of the Company’s financial statements as of and for the year ended May 31, 2007. (Because the acquisition by the Company of API Electronics Group Corp. on November 6, 2006 was treated as a reverse acquisition, the Company adopted the fiscal year of API Electronics Group Corp. as its fiscal year.) The decision to engage Withum was made and approved by the Audit Committee of the Company’s Board of Directors. During the two recent fiscal years ended May 31, 2006 and 2005 and through December 22, 2006, the Company had not consulted with Withum regarding

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees for services provided by Withum, BDO and Stafford relating to the fiscal year ended May 31, 2007. Until shortly after the Business Combination of API and Rubincon in November, 2006 discussed above, BDO was API’s independent auditor and Stafford was Rubincon’s independent auditor. After the Business Combination, Withum became our auditor for the fiscal year ended May 31, 2007.

Fiscal Year Ended May 31, 2007

	Withum	BDO(1)	Stafford(2)
Audit Fees	$277,868	$39,844	$36,311
Audit-Related Fees	$37,185	—
Tax Fees	$4,400	$2,100	—
All Other Fees	—	—	—

Total	$319,453	$41,944	$36,311

(1)	BDO was the auditor for API prior to the Business Combination.
(2)	Stafford was the auditor for Rubincon Ventures Inc. prior to the Business Combination and for its fiscal year ended January 31, 2006.

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee has considered whether providing non-audit services is compatible with maintaining Withum’s independence.

Audit Fees

These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in Quarterly Reports on Form 10-QSB, and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

These are fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. The audit-related services provided by Withum were for the consolidated audit of National Hybrid, Inc. and Pace Technology, Inc for the year ended December 31, 2006.

Tax Fees

These are fees for professional services rendered with respect to tax compliance, tax advice and tax planning. These services include tax return preparation and consulting on tax planning matters. BDO provided tax preparation services. Withum provided tax research on the tax implications of certain transactions.

All Other Fees

These are fees for other services that do not meet the above category descriptions.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by Withum prior to their engagement for such services. The Audit Committee has delegated to each of its members the authority to grant pre-approvals, such approvals to be presented to the full Committee at the next scheduled meeting. The fees paid to Withum under the category Audit-Related Fees and Tax Fees were approved by the Audit Committee prior to the services being rendered.

Recommendation of the Board of Directors

A majority of the votes of shares present at the meeting and entitled to vote must vote “FOR” this proposal to approve this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, P.C. as independent registered public accounting firm of the Company for fiscal year 2008.

ADDITIONAL INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board of Directors may recommend.

A copy of the Company’s annual report on Form 10-KSB for the fiscal year ended May 31, 2007, as filed with the Securities and Exchange Commission, without exhibits, will be sent to any stockholder without charge upon written request addressed to API Nanotronics Corp., to the attention of the Secretary, 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3.

Stockholder Proposals for 2008 Annual Meeting

Stockholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting Proxy Statement must submit their proposals so that they are received by the Secretary of the Company at 505 University Avenue, Suite 1400, Toronto, Ontario Canada M5G 1X3, no later than the close of business on June 15, 2008. Stockholders should submit their proposals by means that permit them to prove the date of delivery. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

If a shareholder wishes to present a proposal at our 2008 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2008 annual meeting, the shareholder must give advance notice to the Secretary of the Company no later than August 6, 2008.

Method of Proxy Solicitation

The cost of solicitation of the proxies will be borne by us. In addition to solicitation of the proxies by use of the mails, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

By Order of the Board of Directors

/s/ PHILLIP DEZWIREK
Phillip DeZwirek
Chairman and Chief Executive Officer

September    , 2007

EXHIBIT A

API NANOTRONICS CORP.

AUDIT COMMITTEE CHARTER

PURPOSE:

The primary purpose of the audit committee of the Board of Directors (the “Audit Committee”) of API Nanotronics Corp. (the “Company”) is to assist the Board of Directors (the Board”) in fulfilling its responsibility to oversee the integrity of the financial statements of the Company and the Company’s compliance with legal and regulatory requirements, by overseeing and reviewing (i) the financial reports and other financial information, such as earnings press releases, provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the Company’s system of internal accounting and financial controls, (iii) the engagement of the Company’s independent auditor, and (iv) the annual independent audit of the Company’s financial statements.

MEMBERS:

The Audit Committee shall consist of a minimum of three members appointed by the Board, which Audit Committee members are also members of the Board of Directors. Each member of the Audit Committee shall be independent, as such term is defined in American Stock Exchange (“AMEX”) Rule 121 and Rule 10A-3 under the Securities Exchange Act of 1934, shall not have participated the preparation of the financial statements of the Company at any time during the three year period preceding his appointment to the Audit Committee, and shall be a person that is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, at least one member of the Audit Committee will qualify as an Audit Committee financial expert on account of having past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

MEETINGS:

The Audit Committee shall meet at least quarterly and shall meet at such other times and at such places as the Audit Committee shall determine. The Audit Committee shall require members of management, the internal audit department (if any), the independent auditor and others to attend meetings and to provide relevant information, as the Audit Committee deems necessary and appropriate. The Audit Committee shall provide regular reports to the Board.

RESPONSIBILITIES, PROCESSES AND AUTHORITY:

1.	Review and access the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In connection therewith, the Audit Committee shall make recommendations to the Board regarding the appointment or termination of the independent auditor for the Company. The Audit Committee, as the representatives of the shareholders of the Company, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor and nominate an independent auditor for shareholder approval. The Audit Committee shall consult with the Board and management with respect to such decisions.

3.

Receive from the independent auditor not less than annually, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards

Board Standard Number 1; discussing with the outside auditor any such disclosed relationships and their impact on the outside auditor’s objectivity and independence; and recommending that the Board take appropriate action to oversee the independence of the independent auditor.

4.	Review the adequacy of the Company’s systems of internal controls and obtain from the independent auditor and management their recommendations regarding internal controls and other matters relating to the Company’s accounting procedures and the books and records of the Company and its subsidiaries and review the correction of those internal controls deemed to be deficient.

5.	Discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure(s), including off-balance sheet structures, and steps taken by management to monitor and mitigate such exposure.

6.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s quarterly results on Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements and a discussion of the matters required to be discussed by SAS No. 61.

7.	Review with management and the independent auditor the audited financial statement to be included in the Company’s Annual Report on Form 10-K, including a discussion of the matters required to be discussed by SAS No. 61.

8.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management as well as the affect of any new regulatory requirements on such practices.

9.	Review the experience and qualifications of the Company’s senior finance executive(s).

10.	Approve the fees to be paid to the independent auditor for the financial audit and approve the terms of the auditor’s engagement.

11.	Approve the retention of the independent auditor for any non-audit services to be provided to the Company and enforce guidelines consistent with the Securities Exchange Act regulations on the provision of non-audit services. Approve the fees to be paid for such services.

12.	The Audit Committee shall be directly responsible for oversight of the work of the Company’s independent auditor engaged to prepare an audit report or related work. In the performance of such duties the Audit Committee shall resolve or attempt to resolve disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall review the performance of the independent auditor with the Board.

13.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to such letter(s). Such review should include:

(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreement with management.

(b)	Any changes required in the planned scope of the internal audit.

(c)	The internal audit department responsibilities, budget and staffing (if any).

14.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in any Company proxy statement.

15.	Review with the Company’s legal counsel or officer handing legal affairs, any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

16.	Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit for the Company’s independent auditor has not performed audit services for the Company for each of the five previous fiscal years.

17.	Review the hiring by the Company of any former employee(s) of the Company independent auditor.

18.	Review and, to the extent required, approve all related party transactions (as defined in the relevant AMEX rules and regulations).

19.	To the extent it deems necessary, engage independent legal, accounting and other advisers to carry out its duties and responsibilities. The Audit Committee shall have sole authority to approve related fees and retention terms of such advisers.

20.	Determine and require the Company to provide adequate funding for the payment of:

(a)	compensation to the Company’s independent auditor for the purpose of rendering or issuing an audit report and to any advisers engaged by the Audit Committee, as provided above, and

(b)	ordinary administrative expenses of the Audit Committee incurred in the course of performing its duties.

21.	The Audit Committee shall establish, maintain and enforce procedures for the:

(a)	receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

(b)	confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Report to the Board on the performance of the foregoing responsibilities.

The Audit Committee has the responsibilities and powers set forth in this Charter, however, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management, who prepares the financial statements, and the independent auditor, who audits the financial statements. Nor is it the duty of the Audit Committee to assure compliance with applicable laws and regulations or the Company’s Code of Ethical Conduct.

EXHIBIT B

API NANOTRONICS CORP.

COMPENSATION COMMITTEE CHARTER

PURPOSE:

The compensation committee of the Board of Directors (the “Compensation Committee”) of API Nanotronics Corp. (the “Company”) is a standing committee of the Company’s Board of Directors (the “Board”). The Compensation Committee shall have the authority to determine and approve, or recommend to the Board, the compensation of the Company’s executive officers and such other employees as the Board may designate to the Compensation Committee for determination. To the extent the Company ever offers compensation for directors, the Compensation Committee shall also establish all components of compensation for such directors. The Compensation Committee shall also prepare the report of the Compensation Committee for inclusion in the Company’s annual proxy statement.

STRUCTURE AND MEMBERSHIP:

1.	Charter. At least annually, this Charter shall be reviewed and reassessed by the Compensation Committee and any proposed changes shall be submitted to the Board for approval.

2.	Members. The Compensation Committee shall consist of a minimum of two members appointed by the Board, which Compensation Committee members are also members of the Board. The Board may remove members of the Compensation Committee, with or without cause.

3.	Independence. Each member of the Compensation Committee shall be an “independent director”, as such term is defined in American Stock Exchange (“AMEX”) Rule 121. Additionally, members of the Compensation Committee shall qualify as “non-employee directors” for purposes of Rule 16-3 under the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

4.	Chair. Unless the Board elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board.

OUTSIDE ADVISORS

The Compensation Committee shall have the authority to retain such outside consultants or advisors as it determines appropriate to assist in the performance of its functions, or to advise or inform the Compensation Committee, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of compensation for the Company’s executive officers, directors, and such other employees as may be designated by the Board to the Committee, and to approve the outside consultant’s or advisor’s fees and other retention terms

DUTIES, RESPONSIBILITIES, AND PROCESSES

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment. The functions of the Compensation Committee, on behalf of the Board, shall include having responsibility for the following:

1.	Compensation Philosophy and Program. In consultation with senior management, the Compensation Committee shall establish the Company’s general compensation philosophy, and oversee the development and implementation of executive compensation programs and policies with respect to the engagement of individuals as independent contractors of the Company. The Committee shall review on a periodic basis the Company’s executive compensation programs and make any modifications that the Committee may deem necessary or advisable.

2.	CEO Compensation. The Compensation Committee shall annually review and approve the Company’s goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”) and shall evaluate the performance of the CEO in light of those goals and objectives. Based on such evaluation, the Committee shall have the authority to determine and approve, or recommend to the Board for approval, the CEO’s compensation level (including base salary, incentive compensation and equity-based awards), whether for a new CEO, an existing CEO or as part of a termination package. In determining incentive compensation, the Compensation Committee shall consider, among other factors it deems appropriate from time to time, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to management in prior years. The CEO shall not be present during any voting or deliberations with respect to his or her compensation.

3.	Senior Executive Compensation. The Compensation Committee shall periodically review and shall have the authority to determine and approve, or review and recommend to the Board for approval, all other senior executive officer compensation, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites (including post-service perquisites); equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits; and other forms of senior executive officer compensation.

4.	Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board with respect to incentive-compensation plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans. The Compensation Committee shall determine and approve, or review and recommend to the Board for approval, all equity compensation grants, plans and amendments to existing compensation plans. Notwithstanding the foregoing, if the Company has a Stock Option Committee with respect to a stock option plan, stock option grants under such stock option plan shall also be subject to the Stock Option Committee approval.

5.	Appointment and Monitoring of Named Fiduciaries. With respect to any funded employee benefit plan covering employees of the Company subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, the Committee shall have the authority to appoint, terminate and monitor the named fiduciary or named fiduciaries of such plan, unless such fiduciaries are specified in the constituent plan documents.

6.	Director Compensation. To the extent the Company compensates its directors, the Compensation Committee shall then periodically review and make recommendations to the Board with respect to director compensation.

7.	Post-Service Arrangements and Perquisites. The Compensation Committee shall review periodically policies with respect to post-service arrangements and the perquisites provided to executive officers.

8.	Compensation Discussion and Analysis. The Compensation Committee shall review and discuss with management the Compensation Discussion and Analysis section proposed for inclusion in the

Company’s annual report on Form 10-K and annual proxy statement and recommend to the Board whether such section should be included.

9.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall produce and approve an annual report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of AMEX, the Securities and Exchange Commission and other regulatory bodies.

10.	Long-term Strategy. In consultation with senior management, the Compensation Committee shall establish, review, and evaluate the long-term strategy of employee compensation and the types of stock and other compensation plans used by the Company.

11.	Committee Performance Evaluation. The Compensation Committee shall review its own performance annually.

12.	Additional Powers. The Compensation Committee shall also carry out such other duties as may be delegated to it by the Board from time to time.

PROCEDURES AND ADMINISTRATION

1.	Meetings. To discharge its responsibilities, the Compensation Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but no less frequently than once every fiscal year, either in person or telephonically, and at such times and places as the Compensation Committee shall determine. The Committee may invite the CEO, the President, Chief Financial Officer, Chairman of the Board, Secretary, or any other officer desired by the Compensation Committee or its Chairman. No such person may be present during any discussions and deliberations of the Committee regarding the compensation of any such person. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. When appropriate, as permitted under applicable law and the rules and listing standards of AMEX, the Compensation Committee may delegate authority to one or more subcommittees, the Board or management as it deems appropriate from time to time under the circumstances.

3.	Reports to Board. The Compensation Committee shall report regularly to the Board.

4.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

EXHIBIT C

API NANOTRONICS CORP.

2006 EQUITY INCENTIVE PLAN

1. PURPOSE.

The purpose of the API Nanotronics Corp. 2006 Equity Incentive Plan (the “Plan”) is to advance the interests of API Nanotronics Corp., f/n/a Rubincon Ventures Inc. (the “Company”) and its stockholders by providing Directors, Consultants and those key employees of the Company and its Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Subsidiaries and Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan also is to attract and retain personnel of sufficient experience and ability to the service of the Company and its Subsidiaries and Affiliates, and to reward such individuals for achievement of corporate and individual performance goals.

2. DEFINITIONS.

(a)	“Affiliate” means an affiliate as that term is defined in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(b)	“Award” means a Stock Grant or a grant of Non-statutory Stock Options or Incentive Stock Options pursuant to the provisions of this Plan.

(c)	“Board of Directors” or “Board” means the board of directors of the Company.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Change in Control” of the Company shall have occurred when (i) any “person”, as the term is used in Section 3 of the Exchange Act (other than a Company employee benefit plan) is or becomes the “beneficial owner” as defined in Rule 16a-1 under the Exchange Act, directly or indirectly, of securities of the Company representing 50% or more of the Company’s outstanding securities ordinarily having the right to vote in the election of directors; (ii) individuals who constitute the Board (the “Incumbent Board”) immediately following the closing of the Company’s transaction with API Electronics Group Corp. (“API”), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be for purposes of this clause (ii) considered as though he or she were a member of the Incumbent Board; (iii) consummation of a plan of reorganization, merger, or consolidation, in which the stockholders of the Company own less than 50% of the outstanding voting securities of the surviving entity; or (iv) a sale of substantially all of the Company’s assets, a liquidation or dissolution of the Company or a similar transaction. Notwithstanding the foregoing, the consummation of the transactions contemplated by the Combination Agreement between the Company and API shall not constitute a Change in Control.

(f)	“Committee” means the Compensation Committee of the Board, consisting of two or more Directors appointed by the Board pursuant to Section 3 hereof who are “non-employee directors,” as defined in Rule 16b-3 promulgated by the SEC under the Exchange Act and “outside directors” as defined in Treas. Reg. 1.162-27 promulgated under the Code, and if there is no Compensation Committee fitting such requirements, the Committee shall be the Board of Directors of the Company.

(g)	“Common Stock” means the Common Stock of the Company, $.001 par value per share.

(h)	“Consultant” means an individual, corporation, partnership, limited liability company or other entity providing services to the Company in an independent contractor capacity.

(i)	“Date of Grant” means the date an Award is effective pursuant to the terms hereof.

(j)	“Director” means a Director of the Company or a Subsidiary or Affiliate of the Company who is not also an Employee.

(k)	“Disability” means disability as defined in Code Section 409A.

(l)	“Employee” means any person who is employed by the Company or a Subsidiary or Affiliate of the Company on a full-time or part-time basis.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Fair Market Value” shall mean, as of any date, (i) the closing price of the Common Stock on the principal national stock exchange on which the shares are listed on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not listed on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not listed on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as quoted on the OTC Bulletin Board or such other market as the Board deems appropriate to use; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith applying a consistent methodology for all Awards.

(o)	“Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 9 of this Plan.

(p)	“Investor Relations Activities” means any activities, by or on behalf of the Company that promotes or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(a)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Company;

(i)	to promote the sale of products or services of the Company, or;

(ii)	to raise public awareness of the Company,

that cannot reasonably, be considered to promote the purchase or sale of securities of the Company;

(b)	activities or communications necessary to comply with the requirements of,

(i)	any applicable Securities Laws;

(ii)	any requirements of any national or foreign securities exchange or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company;

(c)	communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if,

(i)	the communication is only through the newspaper, magazine or publication, and

(ii)	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(d)	activities or communications that may be otherwise specified by any national or foreign securities exchange.

(q)	“Non-statutory Stock Option” means an Option granted to a Participant and which is not an Incentive Stock Option.

(r)	“Option” means an Award granted under Section 8 or Section 9 of this Plan.

(s)	“Participant” means an Employee of the Company or a Subsidiary or Affiliate chosen by the Committee to participate in the Plan, a Director of the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan or a Consultant to the Company or a Subsidiary or Affiliate of the Company chosen by the Committee to participate in the Plan.

(t)	“Regulatory Authorities” means all national and foreign securities exchanges, facilities on which the Company’s securities are listed or quoted, all federal, state and foreign securities commissions or similar securities regulatory bodies having jurisdiction over the Company and all self-regulatory organizations that have jurisdiction over the Company.

(u)	“SEC” means the U.S. Securities and Exchange Commission.

(v)	“Securities Laws” means securities legislation, securities laws, securities regulations and securities rules, as amended, and the securities related policies, notices, instruments and orders in force from time to time that govern or are applicable to the Company.

(w)	“Stock Grant” means a grant of shares of Common Stock accompanied by such restrictions as may be determined by the Committee under Section 7 of this Plan.

(x)	“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(y)	“Termination for Misconduct” means the termination of a Participant for gross negligence, commission of a felony or material violation of any established Company policies.

3. ADMINISTRATION.

3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board. The Committee shall act by vote of a majority of its members or unanimous written consent. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable with respect to Participants. Subject to the limitations of the Plan and the ultimate authority of the Board, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries. In determining the number of shares of Common Stock with respect to which Options and Stock Grants are exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it less.

3.2 Limitation on Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the Company, and its Subsidiaries and Affiliates and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

4. TYPES OF AWARDS.

Awards under the Plan may be granted in any one or a combination of:

(a)	Stock Grants;

(b)	Non-statutory Stock Options; and

(c)	Incentive Stock Options;

as defined in paragraphs 7, 8 and 9 of the Plan.

The Committee shall, in its discretion, determine from time to time which Participants will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-statutory Stock Option (except that Incentive Stock Options may not be awarded to Consultants or Directors), the exercise price of an Option and the restrictions, if any, which will be applicable to each Stock Grant. In making all such determinations, the Committee shall take into account the duties, responsibilities and performance of each respective Participant, his or her present and potential contributions to the growth and success of the Company, his or her compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time the shares have been issued to the Participant.

5. STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 15, the maximum number of shares reserved for Stock Grants and for purchase pursuant to the exercise of Options granted under the Plan is fifteen million (15,000,000) shares of Common Stock. The maximum aggregate number of shares that may be issued under the Plan through Incentive Stock Options is fifteen million (15,000,000).

The shares of Common Stock to be subject to the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that the Plan provides for the issuance of stock certificates with respect to Common Stock, the Company may, in lieu thereof, record the shares on a book entry account maintained by the Company’s transfer agent. To the extent that Options are granted and Stock Grants are made under the Plan, the shares underlying such Options and Stock Grants will be unavailable for future grants under the Plan except that, to the extent that the Options and Stock Grants granted under the Plan terminate, expire, are canceled or are forfeited without having been exercised, new Awards may be made with respect to such shares.

6. ELIGIBILITY.

Officers and other Employees (including Employees who also are Directors of the Company or its Subsidiaries or Affiliates) shall be eligible to receive Stock Grants, Incentive Stock Options and Non-statutory Stock Options under the Plan. Directors and Consultants shall be eligible to receive Stock Grants and Non-statutory Stock Options under the Plan.

7. STOCK GRANTS.

7.1 General Terms. Each Stock Grant may be accompanied by such restrictions, or may be made without any restrictions, as may be determined in the discretion of the Committee. Such restrictions may include, without limitation, requirements that the Participant remain in the continuous employment of the Company or its Subsidiaries or Affiliates for a specified period of time, or that the Participant meet designated individual performance goals, or that the Company and/or one or more of its Subsidiaries or Affiliates meet designated performance goals.

7.2 Issuance Procedures. A stock certificate representing the number of shares of Common Stock covered by a Stock Grant shall be registered in the Participant’s name and may be held by the Participant; provided however, if a Stock Grant is subject to certain restrictions, the shares of Common Stock covered by such Stock Grant shall be registered in the Participant’s name and held in custody by the Company. Unless the Committee determines otherwise, a Participant who has been awarded a Stock Grant shall have the rights and privileges of a stockholder of the Company as to the shares of Common Stock covered by a Stock Grant, including the right to receive dividends and the right to vote such shares. None of the shares of Common Stock covered by the Stock Grant may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the expiration or satisfaction of any applicable restrictions or performance requirements. All of the shares of Common Stock covered by a Stock Grant shall be forfeited and all rights of a Participant who has been awarded such Stock Grant to such shares shall terminate without further obligation on the part of the Company in the event that any applicable restrictions or performance requirements do not expire or are not satisfied. Upon forfeiture of shares of Common Stock, such shares shall be transferred to the Company without further action by the Participant. Upon the expiration or satisfaction of any applicable restrictions, whether in the ordinary course or under circumstances set forth in Section 7.3, certificates evidencing shares of Common Stock subject to the related Stock Grant shall be delivered to the Participant, or the Participant’s beneficiary or estate, as the case may be, free of all such restrictions.

7.3 Accelerated Vesting.

(a) Termination of Service. If a Participant terminates service prior to vesting in any Stock Grant, all outstanding unvested Stock Grants shall be forfeited by such Participant; provided, however, that vesting may be accelerated in the sole discretion of the Committee.

(b) Change in Control. The vesting of all or part of an outstanding Stock Grant may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

8. NON-STATUTORY STOCK OPTIONS.

8.1 Grant of Non-statutory Stock Options.

(a) Grants to Employees, Consultants and Directors. The Committee may, from time to time, grant Non-statutory Stock Options to Participants.

(b) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

(i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Company’s Common Stock on the Date of Grant or such greater amount as determined by the Committee; provided, however, that the purchase price of a Non-statutory Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the date of Grant if the Grant: (i) involves the substitution of a Non-statutory Stock Option under this Plan for an outstanding option under another plan pursuant to a corporate transaction; (ii) the requirements of Treas. Reg. 1.424-1 would be met if the Non-statutory Stock Option was an Incentive Stock Option and (iii) the ratio of the exercise price from the fair market value of the shares subject to the new Non-statutory Stock Option immediately after the substitution is not greater than the ratio of the exercise price to the fair market value of the shares subject to the old Non-statutory Stock Option immediately before the substitution. Shares may be purchased only upon full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall make reasonable efforts to facilitate such exercise.

(ii) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be ten years from the Date of Grant, or such shorter period determined by the Committee. The

Committee shall determine the date on which each Non-statutory Stock Option shall become vested and may provide that a Non-statutory Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option becomes vested in whole or in part.

(iii) Termination of Service. Upon the termination of a Participant’s service as an Employee, Director or a Consultant for any reason other than death or Disability, Termination for Misconduct, or by order of any Regulatory Authority, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of 90 days following termination unless otherwise determined by the Committee in its sole discretion. Notwithstanding the foregoing, if the Participant is engaged to provide Investor Relations Activities, and such Participant ceases to be so engaged for any reason other than death or Disability, Termination for Misconduct or by order of any Regulatory Authority, such Participant’s vested Non-Statutory Stock Options shall be exercisable for a period of 30 days following termination unless the Committee in its sole discretion determines otherwise.

In the event of termination for death or Disability, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of twelve months following termination unless otherwise determined by the Committee in its sole discretion.

In the event of Termination for Misconduct or by order of a Regulatory Authority, all rights under the Participant’s Non-statutory Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Non-statutory Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

(iv) Options for API Employees, Consultants and Directors. Notwithstanding anything to the contrary in this Plan, Non-statutory options may be issued under this Plan to employees, former employees, consultants, former consultants, directors and former directors of API (and its affiliates) on the terms and conditions identified in the Combination Agreement between the Company and API.

9. INCENTIVE STOCK OPTIONS.

9.1 Grant of Incentive Stock Options.

The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company’s Common Stock on the Date of Grant; provided, however, that the purchase price of an Incentive Stock Option granted under this Plan may be less than the Fair Market Value of the Common Stock on the Date of Grant if the Grant: (i) involves the substitution of an Incentive Stock Option for an outstanding incentive stock option under another plan pursuant to a corporate transaction; and (ii) the requirements of Treas. Reg. 1.424-1 are met with respect to the substitution. However, if a Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company’s Common Stock on the Date of Grant. Shares may only be purchased on full payment of the purchase price, provided, however, that, if authorized by the Committee, a Participant may exercise an Option through a cashless exercise as permitted by Federal Reserve Board Regulation T and the Company shall use reasonable efforts to facilitate such exercise.

(b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 9.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

(c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.

No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted. After death an Incentive Stock Option may be exercised by the beneficiary described in Section 14 below.

The Committee shall determine the date on which each Incentive Stock Option shall become vested and may provide that an Incentive Stock Option shall become vested in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option becomes vested in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

(d) Termination of Service. Upon the termination of a Participant’s service for any reason other than death or Disability, Termination for Misconduct, or by order of a Regulatory Authority, the Incentive Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of 90 days following termination (unless otherwise determined by the Committee in its sole discretion).

In the event of termination for death or Disability, the Participant’s Incentive Stock Options shall be exercisable only as to those shares which were vested at the date of termination and only for a period of twelve months following termination unless otherwise determined by the Committee in its sole discretion.

In the event of Termination for Misconduct or by order of a Regulatory Authority, all rights under the Participant’s Incentive Stock Options shall expire upon termination of employment.

The vesting of all or a part of a Grant of Incentive Stock Options may be accelerated, in the sole discretion of the Board, in the event there is a Change in Control of the Company.

(e) Compliance with Code. The options granted under this Section 9 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code.

(f) Options for API Employees. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may be issued under this Plan to employees, former employees, directors and former directors of API (and its affiliates) on the terms and conditions identified in the Combination Agreement between the Company and API.

10. RIGHTS OF A STOCKHOLDER; NO TRANSFERABILITY.

No Participant shall have any rights as a stockholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue as a Director of the Company or its Affiliates or to continue as a Consultant to the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant’s services as an officer, Employee, Consultant or Director at any time.

No Option or other Award granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted. No Option or other Award (or interest or right therein) may be subject to pledge, encumbrance, assignment, levy, attachment or garnishment.

11. AGREEMENT WITH GRANTEES.

Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company or its Subsidiaries or Affiliates which describes the conditions for receiving the Options including the date of Option Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.

The proper officers of the Company shall advise each Participant who is awarded a Stock Grant, in writing, of the number of shares to which it pertains and the terms and conditions and any restrictions or performance requirements applicable to such Stock Grant; provided they are not inconsistent with the terms, conditions and provisions of the Plan.

12. RESTRICTIONS ON SHARES.

The Committee may require before any shares of Common Stock are issued pursuant to this Plan, that the Participant agrees to subject the shares to such holding periods and restrictions as are determined by the Committee.

13. DESIGNATION OF BENEFICIARY.

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

14. ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

(c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

15. WITHHOLDING/GOVERNMENTAL AUTHORITY.

There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld or paid. The Company may also require a Participant to take, or the Company may take, any other action as may be required by a governmental authority in connection with any distribution under the Plan and the Company may refrain from making any distributions until such action is taken.

16. REGISTRATION OF PLAN ON FORM S-8.

The Company may register the Plan on a Form S-8 and in such event, will take such additional action as is necessary in connection with such registration. The Company may in its sole discretion, however, elect to not register the Plan or to terminate such registration.

17. TERMINATION AND AMENDMENT OF THE PLAN.

The Board of Directors may at any time, and from time to time, suspend, terminate, modify or amend the Plan in any respect.

The Board may determine that stockholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

Such suspension, termination, modification or amendment may not affect the rights of a Participant under an outstanding Award, except the Board may, in connection with a Change in Control, either: (i) replace the Awards granted under this Plan with substantially similar awards under another plan of another party to the Change in Control; (ii) make a payment to all Participants with respect to Options equal to the difference between the Fair Market Value of the Common Stock on the date of the Change in Control and the exercise price per share of an Option on the Date of Grant in either cash or such consideration as the holders of Common Stock of the Company are receiving in the Change of Control transaction or (iii) upon not less than 7 days written notice to all holders of Options, cause all Options to terminate immediately prior to the effective time of the Change of Control, and if the Board elects, accelerate the Vesting of any or all Options not then vested. Options granted under another plan shall not be substantially similar unless the shares acquired through the exercise of such options are readily tradable on an established securities market.

No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan.

18. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as of the date that the Plan is approved by the directors of the Company (the “Effective Date”); provided that the Plan is approved by the Company’s stockholders at the next annual meeting of stockholders of the Company and within one (1) year of the Effective Date. The Plan also shall be presented to stockholders of the Company for ratification for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and (ii) , if applicable, establishing or maintaining listing on a stock exchange or system.

19. APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the State of Delaware to the extent not preempted by Federal law as now or hereafter in effect.

20. COMPLIANCE WITH SECTION 16.

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

October 26, 2006	/s/ GUY PECKHAM
Date Adopted	Guy Peckham, President and CEO

Date Approved by Stockholders

EXHIBIT D

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

API NANOTRONICS CORP., a corporation organized and existing under and by virtue of the General Corporation Laws of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That by written consent of the Board of Directors of API Nanotronics Corp. (the “Company”) resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for a vote of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the article thereof entitled “Section 4A” to read as follows:

Section 4.A The total number of shares of stock which the corporation shall have authority to issue is One Billion One (1,000,000,001). The total number of shares of Common Stock which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares with a par value of $0.001 per share. The total number of shares of Special Voting Stock which the Corporation shall have the authority to issue is One (1) shares, with a par value of $0.01 per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders was duly called and at the meeting where a quorum was present, the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this       of                 , 2007.

By:
Thomas W. Mills, Sr., President

D-1

ANNUAL MEETING OF STOCKHOLDERS

OF

API NANOTRONICS CORP.

505 University Avenue, Suite 1400

Toronto, Ontario Canada M5G 1X3

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip DeZwirek and Jason DeZwirek, and each of them individually (each with full power to act alone) as proxy or proxies for the undersigned, with full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse, all shares of Common Stock of API Nanotronics Corp. (the “Company”) held of record by the undersigned on September 4, 2007 at the Annual Meeting of Stockholders to be held at the offices of WeirFoulds LLP, The Exchange Tower, Suite 1600, 130 King Street West, Toronto, Ontario Canada, on October 19, 2007, at 10:30 a.m. local time or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

Please date, sign and mail

your proxy card in the envelope provided

or fax to 416-361-0470 Attn: Proxy Dept.

as soon as possible

(Continued and To Be Signed on the Reverse Side.)

API NANOTRONICS CORP.

October 19, 2007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS II, III and IV.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR BY FAX.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

(1) ELECTION OF DIRECTORS			(2) PROPOSAL NO. II
		Nominees:	Approval of the 2006	For	Against	Abstain
☐ FOR ALL NOMINEES	O	Arthur Cape	Equity Incentive Plan	☐	☐	☐
	O	Jason DeZwirek	(3) PROPOSAL NO. III	For	Against	Abstain
☐ WITHHOLD AUTHORITY	O	Phillip DeZwirek	Approval of amendment to
FOR ALL NOMINEES	O	Thomas W. Mills	Certificate of Incorporation	☐	☐	☐
	O	Jonathan Pollack	to increase the number of
☐ FOR ALL EXCEPT	O	Donald A. Wright	authorized shares of common
(see instructions below)			stock from 200 million to
1 billion
(4) PROPOSAL NO. IV
			WithumSmith+Brown, P.C. For	For	Against	Abstain
INSTRUCTIONS:	To withhold authority to vote for any individual		as the Independent
	nominee(s), mark “FOR ALL EXCEPT” and fill		Registered Public	☐	☐	☐
	in the circle next to each nominee you wish to		Accounting Firm
	withhold as shown here: •		(5) On such other matters as may come properly
before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX TO 416-361 0470, ATTN: PROXY DEPT.

Signature of Stockholder:                                          Date:

Signature of Stockholder:                                          Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.